SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): April 12, 2002

                         Commission File No.: 000-28321

                                 URBANA.CA. INC.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Nevada                                           88-0393257
--------------------------------                --------------------------------
 (State or other jurisdiction of               (IRS Employer Identification No.)
 incorporation or organization)



                              14221 Eastex Freeway
                              Houston, Texas 77032
                             ----------------------
                    (Address of principal executive offices)



                                 (281) 442-5013
                          -----------------------------
                            (Issuer telephone number)


                        750 West Fender Street, Suite 804
                       Vancouver, British Columbia V6C 2T8
                             ----------------------
                                (Former Address)

Item 4.     Changes in Registrant's Certifying Accountant.

     On April 12, 2002, the client-auditor relationship between Urbana.CA, Inc. (the "Company") and Labonte & Co. ("Labonte") ceased as Labonte was dismissed as the Company's auditor.

     Labonte's report on the financial statements of the Registrant for the past two fiscal years did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, with the exception of a going concern opinion which raised substantial doubt about the Company's ability to continue as a going concern.

     During the years ended December 31, 1999 and December 31, 2000 and any subsequent interim period through the date of dismissal, Labonte did not have any disagreements with the Company on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which disagreement(s) if not resolved to the satisfaction of Labonte, would have caused Labonte to make reference to the subject matter of the disagreement(s) in connection with its reports.

     The decision to change accountants was approved by the Registrant's Board of Directors

     On April 12, 2002, the Registrant engaged Malone & Bailey PLLC as its independent accountants for the fiscal year ended December 31, 2001. During the most recent fiscal year and any subsequent interim period prior to engaging Malone & Bailey, the Company did not consult with Malone & Bailey regarding either (i) the application of accounting principals to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject matter of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K). Malone & Bailey PLLC has reviewed the disclosure required by Item 304(a) before it was filed with the Commission and has been provided an opportunity to furnish the Company with a letter addresssed to the Commission containing any new information, clarification of the Company's expression of its views, or the respects in which it does not agree with the statements made by the Company in response to Item 304(a). Malone & Bailey PLLC did not furnish a letter to the Commission.

     The Company has requested that Labonte review the disclosure and Labonte has been given an opportunity to furnish the Registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the issuer and if not stating the respects in which it does not agree with the Company made herein.

Item 7.     Financial Statements and Exhibits.

      (c)   Exhibits:
            Exhibits    Description
            --------    -----------
            15.1        Letter from Labonte & Co.


                                   Signatures

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.


                                       URBANA.CA, INC.

     April 24, 2002
                                        /s/ Paul Syracuse
                                        ---------------------------------
                                        Paul Syracuse
                                        President and Chief Executive Officer